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                                                            Exhibit (10)(iii)(m)


________________, 1994



Name
Address
City

Dear ________:

     Honeywell Inc. (the "Corporation") considers it essential to the best interests of its stockholders to foster the continuous employment of key management personnel. In this connection, the Board of Directors (the "Board") recognizes that, as is the case with many publicly held corporations, the possibility of a change in control of the Corporation may exist and that such possibility, and the uncertainty and questions which it may raise among management, may result in the departure or distraction of management personnel to the detriment of the Corporation and its stockholders.

     The Board has determined that appropriate steps should be taken to reinforce and encourage the continued attention and dedication of members of the Corporation's management, including you, to their assigned duties without distraction in the face of potentially disturbing circumstances arising from the possibility of a change in control of the Corporation. In that regard, the Board has determined that this letter agreement (this "Agreement") will better serve the above-stated objective than the letter agreement entered into between you and the Corporation dated ________________ (the "Prior Agreement"), which is hereby terminated.

     In order to induce you to remain in the employ of the Corporation, the Corporation agrees that you shall receive the severance benefits set forth in this Agreement in the event your employment with the Corporation is terminated under the circumstances described below subsequent to a "change in control of the Corporation" (as defined in Section 2).

     1. TERM OF AGREEMENT. This Agreement shall replace the Prior Agreement, shall commence as of the date hereof, and shall continue in effect through December 31, 1995; provided, however, that commencing on January 1, 1996 and each January 1 thereafter, the term

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________________, 1994
Page 2

of this Agreement shall automatically be extended for one additional year unless, not later than October 1 of the preceding year, the Corporation shall have given notice that it does not wish to extend this Agreement; and provided, further, that if a change in control of the Corporation, as defined in Section 2, shall have occurred during the original or extended term of this Agreement, this Agreement shall continue in effect for a period of not less than thirty-six
(36) months beyond the month in which such change in control of the Corporation occurred. In no event, however, shall the term of this Agreement extend beyond the end of the calendar month in which your 65th birthday occurs.

     2. CHANGE IN CONTROL. No benefits shall be payable hereunder unless there shall have been a change in control of the Corporation, as set forth below. For purposes of this Agreement, a "change in control of the Corporation" shall be deemed to have occurred if:

     (i) any "person", as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (other than the Corporation, any subsidiary of the Corporation, any "person" (as hereinabove defined) acting on behalf of the Corporation as underwriter pursuant to an offering who is temporarily holding securities in connection with such offering, any trustee or other fiduciary holding securities under an employee benefit plan of the Corporation, or any corporation owned, directly or indirectly, by the stockholders of the Corporation in substantially the same proportions as their ownership of stock of the Corporation), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing thirty percent (30%) or more of the combined voting power of the Corporation's then outstanding securities;

     (ii) during any period of not more than two consecutive years (not including any period prior to the execution of this Agreement), individuals who at the beginning of such period constitute the Board of Directors of the Corporation (the "Board"), and any new director (other than a director designated by a "person" (as hereinabove defined) who has entered into an agreement with the Corporation to effect a transaction described in clause (i),
(iii) or (iv) of this Section) whose election by the Board or nomination for election by the Corporation's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

     (iii) the stockholders of the Corporation approve a merger or consolidation of the Corporation with any other corporation, other than (1) a merger or consolidation which would result in the voting securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Corporation or such surviving entity outstanding immediately after such merger or consolidation or (2) a merger or consolidation effected to implement a recapitalization of the Corporation (or similar transaction) in which no "person" (as hereinabove defined) acquires more

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_________________, 1994
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than thirty percent (30%) of the combined voting power of the Corporation's then outstanding securities; or

     (iv) the stockholders of the Corporation approve a plan of complete liquidation of the Corporation or an agreement for the sale or disposition by the Corporation of all or substantially all of the Corporation's assets (or any transaction having a similar effect).

     3.  TERMINATION FOLLOWING CHANGE IN CONTROL.

     (i) GENERAL. If any of the events described in Section 2 constituting a change in control of the Corporation shall have occurred, you shall be entitled to such benefits provided in Section 4 which may be applicable, upon the subsequent termination of your employment during the term of this Agreement, unless such termination is (a) because of your death or Disability, (b) by the Corporation for Cause, or (c) by you other than for Good Reason. In the event your employment with the Corporation is terminated for any reason prior to the occurrence of a change in control of the Corporation and subsequently a change in control of the Corporation shall have occurred, you shall not be entitled to any benefits hereunder.

     (ii) DISABILITY. If, as a result of your incapacity due to physical or mental illness, you shall have been absent from the full-time performance of your duties with the Corporation for six (6) consecutive months, and within thirty (30) days after written notice of termination is given, you shall not have returned to the full-time performance of your duties, for purposes of this Agreement your employment may be terminated for "Disability."

     (iii) CAUSE. Termination by the Corporation of your employment for "Cause" shall mean termination (a) upon the willful and continued failure by you to substantially perform your duties with the Corporation (other than any such failure resulting from your incapacity due to physical or mental illness or any such actual or anticipated failure after the issuance of a Notice of Termination (as defined in Subsection 3(v)) by you for Good Reason (as defined in Subsection 3(iv))), within ten (10) days after a written demand for substantial performance is delivered to you by the Board, which demand specifically identifies the manner in which the Board believes that you have not substantially performed your duties, or (b) the willful engaging by you in conduct which is clearly and materially injurious to the Corporation, monetarily or otherwise. For purposes of this Subsection, no act, or failure to act, on your part shall be deemed "willful" unless done, or omitted to be done, by you in bad faith and without reasonable belief that your action or omission was in or not opposed to the best interest of the Corporation. Notwithstanding the foregoing, you shall not be deemed to have been terminated for Cause unless and until there shall have been delivered to you a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters (3/4) of the entire membership of the Board at a meeting of the Board (after reasonable notice to you and an opportunity for you, together with your counsel, to be heard before the Board), finding that in the good faith opinion of the Board you were guilty of conduct set forth above in this Subsection and specifying the particulars thereof in detail.

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_________________, 1994
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     (iv)  GOOD REASON.  You shall be entitled to terminate your employment for
Good Reason. For purposes of this Agreement, "Good Reason" shall mean, without your express written consent, the occurrence after a change in control of the Corporation of any of the following circumstances unless, in the case of paragraphs (a), (e), (f), (g) or (h), such circumstances are fully corrected prior to the Date of Termination (as defined in Subsection 3(vi)) specified in the Notice of Termination (as defined in Subsection 3(v)) given in respect thereof:

          (a) the assignment to you of any duties inconsistent with the status of the position in the Corporation that you held immediately prior to the change in control of the Corporation or an adverse alteration in the nature or status of your responsibilities or in the quality or amount of office accommodations or assistance provided to you, from those in effect immediately prior to such change in control of the Corporation;

          (b) a reduction by the Corporation in your annual base salary as in effect on the date immediately prior to the change in control of the Corporation or as the same may be increased from time to time thereafter;

          (c) the Corporation's moving you to be based more than 50 miles from the Corporation's offices at which you are principally employed immediately prior to the date of the change in control of the Corporation except for required travel on the Corporation's business to an extent substantially consistent with your business travel obligations immediately prior to such change in control of the Corporation;

          (d) the failure by the Corporation to pay to you any portion of your current compensation or compensation under any deferred compensation program of the Corporation within seven (7) days of the date such compensation is due:

          (e) the failure by the Corporation to continue in effect any compensation or benefit plan or perquisites in which you participate immediately prior to the change in control of the Corporation which is material to your total compensation, including but not limited to the Corporation's Corporate Executive Compensation Plan, Performance Stock Program, Stock and Incentive Plan, Stock Recognition Plan, Supplementary Retirement Plan, Financial Planning Program, Corporate Club Membership Plan, Honeywell Executive Automobile Plan or Personal Automobile Plan, any supplementary executive retirement plans of the Corporation you may be covered under, or any successor plans (collectively, the "Compensation Plans"), unless an equitable arrangement (embodied in an ongoing substitute or alternative plan) has been made with respect to such plan, or the failure by the Corporation to continue your participation therein (or in such substitute or alternative plan) on a basis not materially less favorable, both in terms of the amount of benefits provided and the level of your participation relative to other participants, than existed at the time of the change in control of the Corporation;

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_________________, 1994
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          (f) the failure by the Corporation to continue to provide you with benefits substantially similar to those enjoyed by you under any of the Corporation's life insurance, medical, dental, accident or disability plans in which you were participating at the time of the change in control of the Corporation, the taking of any action by the Corporation which would directly or indirectly materially reduce any of such benefits, or the failure by the Corporation to provide you with the number of paid vacation days to which you are entitled on the basis of your years of service with the Corporation in accordance with the Corporation's normal vacation policy in effect at the time of the change in control of the Corporation;

          (g) the failure of the Corporation to obtain a satisfactory agreement from any successor to assume and agree to perform this Agreement, as contemplated in Section 5 hereof; or

          (h) any purported termination of your employment that is not effected pursuant to a Notice of Termination satisfying the requirements of Subsection (v) hereof (and, if applicable, the requirements of Subsection
     (iii) hereof), which purported termination shall not be effective for purposes of this Agreement.

Your right to terminate your employment pursuant to this Subsection shall not be affected by your incapacity due to physical or mental illness. Your continued employment shall not constitute consent to, or a waiver of rights with respect to, any circumstance constituting Good Reason hereunder.

     (v) NOTICE OF TERMINATION. Any purported termination of your employment by the Corporation or by you shall be communicated by written Notice of Termination to the other party hereto in accordance with Section 6. "Notice of Termination" shall mean a notice that shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of your employment under the provision so indicated.

     (vi) DATE OF TERMINATION. "Date of Termination" shall mean (a) if your employment is terminated for Disability, thirty (30) days after Notice of Termination is given (provided that you shall not have returned to the full-time performance of your duties during such thirty (30)-day period); (b) if your employment is terminated pursuant to Subsection (iii) or (iv) hereof, the date specified in the Notice of Termination (which, in the case of a termination for Cause shall not be less than thirty (30) days from the date such Notice of Termination is given) and in the case of a termination for Good Reason shall not be less than fifteen (15) nor more than sixty (60) days from the date such Notice of Termination is given, (c) if your employment is terminated by you for any other reason (other than for Good Reason or for Disability) the date specified in the Notice of Termination shall not be less than thirty (30) days from the date such Notice of Termination is

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_________________, 1994
Page 6


given; and (d) if your employment is terminated by the Corporation for any other reason (other than for Cause or for Disability), the date specified in the Notice of Termination, which shall be the last day of a layoff period specified in paragraph (e) of Subsection 4(iv); provided, however, that if within fifteen
(15) days after any Notice of Termination is given, or, if later, prior to the Date of Termination (as determined without regard to this proviso), the party receiving such Notice of Termination notifies the other party that a dispute exists concerning the termination, then the Date of Termination (other than the Date of Termination where clause (d) of this Subsection (vi) is applicable) shall be the date on which the dispute is finally determined, either by mutual written agreement of the parties, by a binding arbitration award, or by a final judgment, order or decree of a court of competent jurisdiction (which is not appealable or with respect to which the time for appeal therefrom has expired and no appeal has been perfected); and provided, further, that the Date of Termination shall be extended by a notice of dispute only if such notice is given in good faith and the party giving such notice pursues the resolution of such dispute with reasonable diligence. Notwithstanding the pendency of any such dispute, the Corporation will continue to pay you your full compensation in effect when the notice giving rise to the dispute was given and continue you as a participant in all Compensation Plans, life insurance, medical, dental, accident or disability plans and any similar plans in which you were participating when the notice giving rise to the dispute was given, until the dispute is finally resolved in accordance with this Subsection. Amounts paid under this Subsection are in addition to all other amounts due under this Agreement, and shall not be offset against or reduce any other amounts due under this Agreement and shall not be reduced by any compensation earned by you as the result of employment by another employer.

     4. COMPENSATION DURING DISABILITY OR UPON TERMINATION. Following a change in control of the Corporation, you shall be entitled to the following during a period of Disability, upon termination of your employment, or upon the cessation of your active service during a layoff period, as the case may be, provided that such period, termination, or cessation of your active service occurs during the term of this Agreement:

     (i) During any period that you fail to perform your full-time duties with the Corporation as a result of incapacity due to physical or mental illness, you shall continue to receive your base salary at the rate in effect at the commencement of any such period, together with all compensation payable to you under the Corporation's disability plan or program or other similar plan during such period, until this Agreement is terminated pursuant to Subsection 3(ii) hereof. Thereafter, or in the event your employment shall be terminated by reason of your death, your benefits shall be determined under the Corporation's retirement, insurance and other Compensation Plans then in effect in accordance with the terms of such programs.

     (ii) If your employment shall be terminated by the Corporation for Cause or by you other than for Good Reason or Disability, the Corporation shall pay you your full base salary through the Date of Termination at the rate in effect at the time Notice of Termination is given, plus all other amounts or benefits to which you are entitled under any Compensation Plan of the

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_________________, 1994
Page 7

Corporation then in effect, and the Corporation shall have no further obligations to you under this Agreement.

     (iii) If your employment by the Corporation shall be terminated by you for Good Reason, then you shall be entitled to the following:

          (a) the Corporation shall pay to you your full base salary through the Date of Termination at the rate in effect at the time Notice of Termination is given, or in effect on the date immediately preceding the date of the change in control of the Corporation, whichever is higher, no later than the fifth day following the Date of Termination, plus all other amounts to which you are entitled under any Compensation Plan, at the time such payments are due;

          (b) in lieu of any further salary payments to you for periods subsequent to the Date of Termination, the Corporation shall pay as severance pay to you, at the time specified in Subsection (vi), a lump sum severance payment equal to three times the sum of your (1) annual salary as in effect as of your Date of Termination or in effect on the date immediately preceding the date of the change in control of the Corporation, whichever is higher, and (2) "on-plan" bonus under the Corporate Executive Compensation Plan or the average of the annual bonuses paid to you (without regard to any prorata adjustment thereof for any portion of a year) during the three year period immediately preceding the date of the change in control of the Corporation, whichever is higher;

          (c) your rights under the Compensation Plans shall be governed by the terms of those respective plans;

          (d) the Corporation shall pay to you all legal fees and expenses incurred by you as a result of such termination (including all such fees and expenses, if any, reasonably incurred in contesting or disputing by arbitration or otherwise, any such termination or in seeking to obtain or enforce any right or benefit provided by this Agreement or in connection with any tax audit or proceeding to the extent attributable to the application of section 4999 of the Internal Revenue Code of 1986, as amended (the "Code"), to any payment or benefit provided hereunder; and

          (e) for a three year period after such termination, the Corporation shall arrange to provide you with benefits substantially similar to those which you were receiving or entitled to receive under the Corporation's life, disability, accident and group health insurance plans or any similar plans in which you were participating immediately prior to the Date of Termination ("Welfare Plan Benefits") at a cost to you which is no greater than that cost to you in effect at the Date of Termination; provided, however, that to the extent any such coverage is prohibited by any judicial or legislative authority, the Corporation shall make alternative arrangements to provide you with Welfare Plan

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_________________, 1994
Page 8

     Benefits, including, but not limited to, providing you with a payment in an amount equal to your cost of purchasing the Welfare Plan Benefits.
     Benefits otherwise receivable by you pursuant to this paragraph (e) shall be reduced to the extent comparable benefits are actually received on your behalf during the three year period following your termination. You hereby agree to report to the Corporation any such comparable benefits actually received by you.

     (iv) If your employment by the Corporation shall be terminated by the Corporation other than for Cause or Disability, then you shall be entitled to the following:

          (a) the Corporation shall pay to you your full base salary through the date the Notice of Termination is given at the rate in effect at the time Notice of Termination is given or on the date immediately preceding the date of the change in control of the Corporation, whichever is higher, no later than the fifth day following the date of the Notice of Termination, plus all other amounts to which you are entitled under any Compensation Plan, at the time such payments are due;

          (b) in lieu of any further salary payments to you for periods subsequent to the date the Notice of Termination is given, the Corporation shall pay as severance pay to you, at the time specified in Subsection
     (vi), a lump sum severance payment equal to three times the sum of your (1) annual salary as in effect at the time Notice of Termination is given or on the date immediately preceding the date of the change in control of the Corporation, whichever is higher, and (2) "on-plan" bonus under the Corporate Executive Compensation Plan or the average of the annual bonuses paid to you (without regard to any prorata adjustment thereof for any portion of a year) during the three year period immediately preceding the date of the change in control of the Corporation, whichever is higher;

          (c) your rights under the Compensation Plans shall be governed by the terms of those respective plans which are applicable to a laid off employee;

          (d) the Corporation shall pay to you all legal fees and expenses incurred by you as a result of such cessation of active service and placement on layoff or termination (including all such fees and expenses, if any, incurred in contesting or disputing any such layoff or termination or in seeking to obtain or enforce any right or benefit provided by this Agreement or in connection with any tax audit or proceeding to the extent attributable to the application of Section 4999 of the Code, to any payment or benefit provided hereunder);

          (e) you shall be placed on layoff status without recall rights for all purposes in accordance with the Corporation's policies in effect immediately prior to the date of the change in control of the Corporation, receive continued accrual of credited service for

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Page 9


     benefits under the provisions of the Honeywell Retirement Benefit Plan in effect immediately prior to the change in control of the Corporation during such layoff period, and retention of your employment status for the greater of (1) two years from the date of the cessation of your active service if your years of credited service for benefits under such Plan are less than two years or (2) the number of your years of credited service for benefits under such Plan up to a maximum of five years; and

          (f) for a three year period after your cessation of active service, the Corporation shall arrange to provide you with benefits substantially similar to those which you were receiving or entitled to receive under the Corporation's life, disability, accident and group health insurance plans or any similar plans in which you were participating immediately prior to the date the Notice of Termination was given ("Welfare Plan Benefits") including but not limited to providing you with a payment in an amount equal to your cost of purchasing the Welfare Plan Benefits at a cost to you which is no greater than that cost to you in effect at the time the Notice of Termination is given; provided, however, that to the extent any such coverage is prohibited by any judicial or legislative authority, the Corporation shall make alternative arrangements to provide you with Welfare Plan Benefits, including but not limited to providing you with a payment in an amount equal to your cost of purchasing the Welfare Plan Benefits. Benefits otherwise receivable by you pursuant to this paragraph (f) shall be reduced to the extent comparable benefits are actually received by you during the three year period following your cessation of active service. You hereby agree to report to the Corporation any such comparable benefits actually received by you.

     (v) If any payments under this Agreement or any other payments or benefits received or to be received by you in connection with a change in control of the Corporation, your termination of employment, or your cessation of active service (whether pursuant to the terms of this Agreement or any other plan, arrangement or agreement with the Corporation, or any person affiliated with the Corporation) (the "Severance Payments"), will be subject to the tax (the "Excise Tax") imposed by section 4999 of the Code (or any similar tax that may hereafter be imposed), the Corporation shall pay at the time specified below, an additional amount (the "Gross-Up Payment") such that the net amount retained by you, after deduction of any Excise Tax on the Severance Payments and any federal, state and local income tax and Excise Tax upon the payment provided for by this Subsection 4(v), shall be equal to the Severance Payments. For purposes of determining whether any of the Severance Payments will be subject to the Excise Tax and the amount of such Excise Tax, (a) all Severance Payments shall be treated as "parachute payments" within the meaning of section 280G(b)(2) of the Code, and all "excess parachute payments" within the meaning of section 280G(b)(1) shall be treated as subject to the Excise Tax, unless in the opinion of tax counsel selected by the Corporation's independent auditors and acceptable to you such Severance Payments (in whole or in part) do not constitute parachute payments, or such excess parachute payments (in whole or in part) represent reasonable compensation for services actually rendered within the meaning of section 280G(b)(4) of the Code in excess of the base

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amount within the meaning of section 280G(b)(3) of the Code, or are otherwise not subject to the Excise Tax, (b) the amount of the Severance Payments which shall be treated as subject to the Excise Tax shall be equal to the lesser of
(1) the total amount of the Severance Payments or (2) the amount of excess parachute payments within the meaning of section 280G(b)(1) (after applying clause (a), above), and (c) the value of any non-cash benefits or any deferred payment or benefit shall be determined by the Corporation's independent auditors in accordance with the principles of section 280G(d)(3) and (4) of the Code.
For purposes of determining the amount of the Gross-Up Payment, you shall be deemed to pay federal income taxes at your highest marginal rate of federal income taxation in the calendar year in which the Gross-Up Payment is to be made and state and local income taxes at your highest marginal rate of taxation in the state and locality of your residence on the Date of Termination (or earlier cessation of your active service), net of the maximum reduction in federal income taxes which could be obtained from deduction of such state and local taxes. In the event that the Excise Tax is subsequently determined to be less than the amount taken into account hereunder at the time of termination of your employment (or earlier cessation of your active service), you shall repay to the Corporation at the time that the amount of such reduction in Excise Tax is finally determined the portion of the Gross-Up Payment attributable to such reduction (plus the portion of the Gross-Up Payment attributable to the Excise Tax and federal and state and local income tax imposed on the Gross-Up Payment being repaid by you if such repayment results in a reduction in Excise Tax and/or a federal and state and local income tax deduction) plus interest on the amount of such repayment from the date the Gross-Up Payment was initially made to the date of repayment at the rate provided in section 1274(b)(2)(B) of the Code (the "Applicable Rate"). In the event that the Excise Tax is determined to exceed the amount taken into account hereunder at the time of the termination of your employment or earlier cessation of your active service (including by reason of any payment the existence or amount of which cannot be determined at the time of the Gross-Up Payment), the Corporation shall make an additional Gross-Up Payment in respect of such excess (plus any interest payable with respect to such excess) at the time that the amount of such excess is finally determined. Any payment to be made to you under this paragraph shall be payable within five
(5) days of your Date of Termination (or within five (5) days of your earlier cessation of active service).

     (vi) The payments provided for in Subsection (iii)(b) and Subsection
(iv)(b), shall be made not later than the fifth day following the Date of Termination or the date of your cessation of active service, whichever is earlier; provided, however, that if the amounts of such payments cannot be finally determined on or before such day, the Corporation shall pay to you on such day an estimate, as determined in good faith by the Corporation, of the minimum amount of such payments and shall pay the remainder of such payments (together with interest from the date that the estimated payments were made to the date the remainder of such payments is made at the Applicable Rate) as soon as the amount thereof can be determined but in no event later than the thirtieth day after the Date of Termination or date of cessation of your active service, whichever may be earlier. In the event that the amount of the estimated payments exceeds the amount subsequently determined to have been due, such excess shall constitute a loan by the Corporation

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to you, payable on the fifth day after demand by the Corporation (together with interest from the date that the estimated payments were made to the date of repayment at the Applicable Rate).

     (vii) Except as required in Subsection (iii)(e) and Subsection (iv)(f) hereof, you shall not be required to mitigate the amount of any payment provided for in this Section 4 by seeking other employment or otherwise, nor shall the amount of any payment or benefit provided for in this Section 4 be reduced by any compensation earned by you as the result of employment by another employer, by retirement benefits, by offset against any amount claimed to be owed by you to the Corporation, or otherwise; provided, however, that if during the three year period subsequent to your Date of Termination or earlier cessation of your active service, you directly compete with the Corporation by making use of trade secrets or other proprietary knowledge you obtained while employed by the Corporation in violation of the commitment to protect such proprietary or trade secret information set forth in the "Honeywell Employment Agreement" attached to your "Application for Employment" with the Corporation, all income earned as a result of such use of information shall be remitted to the Corporation to the extent payments were made to you under this Section 4.

     5. SUCCESSORS; BINDING AGREEMENT. (i) The Corporation will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Corporation to (A) expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Corporation would be required to perform it if no such succession had taken place and (B) agree to notify you of the assumption of the Agreement within 10 days of such assumption. Failure of the Corporation to obtain any such assumption and agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle you to compensation from the Corporation in the same amount and on the same terms to which you would be entitled hereunder if you terminate your employment for Good Reason following a change in control of the Corporation, except that for purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed the Date of Termination. As used in this Agreement, "Corporation" shall mean the Corporation and any successor to its business and/or assets as aforesaid which assumes and agrees to perform this Agreement by operation of law, or otherwise.

     (ii) This Agreement shall inure to the benefit of and be enforceable by you and your personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If you should die while any amount would still be payable to you hereunder had you continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to your devisee, legatee or other designee or, if there is no such designee, to your estate.

     6. NOTICE. For the purpose of this Agreement, notices and all other communications provided for in this Agreement shall be in writing and , addressed to your address set forth on the first page of this Agreement, provided that all notices to the Corporation shall be directed to the

__________________, 1994
Page 12


attention of the Board of Directors, Honeywell Inc., Honeywell Plaza, Minneapolis, Minnesota, 55408, with a copy to the Secretary of the Corporation, or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only upon receipt. All such notices shall be sent (i) by certified or registered mail and shall be deemed received three (3) business days after the date of mailing; (ii) by Federal Express or similar overnight courier and shall be deemed received one (1) business day after delivery to Federal Express or similar overnight courier; or (iii) by personal service and shall be deemed received on the same day as service.

     7. MISCELLANEOUS. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing and signed by you and such officer of the Corporation as may be authorized by the Board. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar of dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not expressly set forth in this Agreement. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Minnesota without regard to its conflicts of law principles. All references to sections of the Code shall be deemed also to refer to any successor provisions to such sections. Any payments provided for hereunder shall be paid net of any applicable withholding required under federal, state or local law, except for any withholding that may be required under Section 4999 of the Code. The obligations of the Corporation under this Agreement shall survive the expiration of the term of this Agreement.

     8. VALIDITY. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

     9. COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

     10. ARBITRATION. Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by binding arbitration, conducted before a panel of three arbitrators in the city of Minneapolis or, at your option, in the city where you are principally employed immediately prior to the date of a change in control of the Corporation, in accordance with the rules of the American Arbitration Association then in effect; provided, however, that you shall be entitled to seek specific performance of your rights under Subsection 3(vi) during the pendency of any dispute or controversy arising under or in connection with this Agreement. Judgment may be entered on the arbitrator's award in any court having jurisdiction.

_________________, 1994
Page 13


     11. PRIOR AGREEMENT. This Agreement supersedes the Prior Agreement, which is hereby terminated and canceled. Any other prior agreements, arrangements or understandings between you and the Corporation (other than the Prior Agreement) remain binding and in full force and effect consistent with the terms and conditions thereof and shall not be affected by this Agreement.

     If this letter sets forth our agreement on the subject matter hereof, kindly sign and return this original letter to the Corporation which will then constitute our agreement on this subject. The enclosed copy is for your personal records.

Sincerely,

Honeywell Inc.
_____________________________


By:__________________________
     Michael R. Bonsignore
     Chairman and
     Chief Executive Officer

Agreed to as of this ____
day of __________, 1994

_____________________________

________________, 1994



Name
Address
City

Dear ________:

     Honeywell Inc. (the "Corporation") considers it essential to the best interests of its stockholders to foster the continuous employment of key management personnel. In this connection, the Board of Directors (the "Board") recognizes that, as is the case with many publicly held corporations, the possibility of a change in control of the Corporation may exist and that such possibility, and the uncertainty and questions which it may raise among management, may result in the departure or distraction of management personnel to the detriment of the Corporation and its stockholders.

     The Board has determined that appropriate steps should be taken to reinforce and encourage the continued attention and dedication of members of the Corporation's management, including you, to their assigned duties without distraction in the face of potentially disturbing circumstances arising from the possibility of a change in control of the Corporation. In that regard, the Board has determined that this letter agreement (this "Agreement") will better serve the above-stated objective than the letter agreement entered into between you and the Corporation dated ________________ (the "Prior Agreement"), which is hereby terminated.

     In order to induce you to remain in the employ of the Corporation, the Corporation agrees that you shall receive the severance benefits set forth in this Agreement in the event your employment with the Corporation is terminated under the circumstances described below subsequent to a "change in control of the Corporation" (as defined in Section 2).

     1. TERM OF AGREEMENT. This Agreement shall replace the Prior Agreement, shall commence as of the date hereof, and shall continue in effect through December 31, 1995; provided, however, that commencing on January 1, 1996 and each January 1 thereafter, the term

________________, 1994
Page 2


of this Agreement shall automatically be extended for one additional year unless, not later than October 1 of the preceding year, the Corporation shall have given notice that it does not wish to extend this Agreement; and provided, further, that if a change in control of the Corporation, as defined in Section 2, shall have occurred during the original or extended term of this Agreement, this Agreement shall continue in effect for a period of not less than thirty-six
(36) months beyond the month in which such change in control of the Corporation occurred. In no event, however, shall the term of this Agreement extend beyond the end of the calendar month in which your 65th birthday occurs.

     2. CHANGE IN CONTROL. No benefits shall be payable hereunder unless there shall have been a change in control of the Corporation, as set forth below. For purposes of this Agreement, a "change in control of the Corporation" shall be deemed to have occurred if:

     (i) any "person", as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (other than the Corporation, any subsidiary of the Corporation, any "person" (as hereinabove defined) acting on behalf of the Corporation as underwriter pursuant to an offering who is temporarily holding securities in connection with such offering, any trustee or other fiduciary holding securities under an employee benefit plan of the Corporation, or any corporation owned, directly or indirectly, by the stockholders of the Corporation in substantially the same proportions as their ownership of stock of the Corporation), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing thirty percent (30%) or more of the combined voting power of the Corporation's then outstanding securities;

     (ii) during any period of not more than two consecutive years (not including any period prior to the execution of this Agreement), individuals who at the beginning of such period constitute the Board of Directors of the Corporation (the "Board"), and any new director (other than a director designated by a "person" (as hereinabove defined) who has entered into an agreement with the Corporation to effect a transaction described in clause (i),
(iii) or (iv) of this Section) whose election by the Board or nomination for election by the Corporation's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

     (iii) the stockholders of the Corporation approve a merger or consolidation of the Corporation with any other corporation, other than (1) a merger or consolidation which would result in the voting securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Corporation or such surviving entity outstanding immediately after such merger or consolidation or (2) a merger or consolidation effected to implement a recapitalization of the Corporation (or similar transaction) in which no "person" (as hereinabove defined) acquires more

________________, 1994
Page 3


than thirty percent (30%) of the combined voting power of the Corporation's then outstanding securities; or

     (iv) the stockholders of the Corporation approve a plan of complete liquidation of the Corporation or an agreement for the sale or disposition by the Corporation of all or substantially all of the Corporation's assets (or any transaction having a similar effect).

     3.  TERMINATION FOLLOWING CHANGE IN CONTROL.

     (i) GENERAL. If any of the events described in Section 2 constituting a change in control of the Corporation shall have occurred, you shall be entitled to such benefits provided in Section 4 which may be applicable, upon the subsequent termination of your employment during the term of this Agreement, unless such termination is (a) because of your death or Disability, (b) by the Corporation for Cause, or (c) by you other than for Good Reason. In the event your employment with the Corporation is terminated for any reason prior to the occurrence of a change in control of the Corporation and subsequently a change in control of the Corporation shall have occurred, you shall not be entitled to any benefits hereunder.

     (ii) DISABILITY. If, as a result of your incapacity due to physical or mental illness, you shall have been absent from the full-time performance of your duties with the Corporation for six (6) consecutive months, and within thirty (30) days after written notice of termination is given, you shall not have returned to the full-time performance of your duties, for purposes of this Agreement your employment may be terminated for "Disability."

     (iii) CAUSE. Termination by the Corporation of your employment for "Cause" shall mean termination (a) upon the willful and continued failure by you to substantially perform your duties with the Corporation (other than any such failure resulting from your incapacity due to physical or mental illness or any such actual or anticipated failure after the issuance of a Notice of Termination (as defined in Subsection 3(v)) by you for Good Reason (as defined in Subsection 3(iv))), within ten (10) days after a written demand for substantial performance is delivered to you by the Board, which demand specifically identifies the manner in which the Board believes that you have not substantially performed your duties, or (b) the willful engaging by you in conduct which is clearly and materially injurious to the Corporation, monetarily or otherwise. For purposes of this Subsection, no act, or failure to act, on your part shall be deemed "willful" unless done, or omitted to be done, by you in bad faith and without reasonable belief that your action or omission was in or not opposed to the best interest of the Corporation. Notwithstanding the foregoing, you shall not be deemed to have been terminated for Cause unless and until there shall have been delivered to you a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters (3/4) of the entire membership of the Board at a meeting of the Board (after reasonable notice to you and an opportunity for you, together with your counsel, to be heard before the Board), finding that in the good faith opinion of the Board you were guilty of conduct set forth above in this Subsection and specifying the particulars thereof in detail.

________________, 1994
Page 4



     (iv) GOOD REASON. You shall be entitled to terminate your employment for Good Reason. For purposes of this Agreement, "Good Reason" shall mean, without your express written consent, the occurrence after a change in control of the Corporation of any of the following circumstances unless, in the case of paragraphs (a), (e), (f), (g) or (h), such circumstances are fully corrected prior to the Date of Termination (as defined in Subsection 3(vi)) specified in the Notice of Termination (as defined in Subsection 3(v)) given in respect thereof:

          (a) the assignment to you of any duties inconsistent with the status of the position in the Corporation that you held immediately prior to the change in control of the Corporation or an adverse alteration in the nature or status of your responsibilities or in the quality or amount of office accommodations or assistance provided to you, from those in effect immediately prior to such change in control of the Corporation;

          (b) a reduction by the Corporation in your annual base salary as in effect on the date immediately prior to the change in control of the Corporation or as the same may be increased from time to time thereafter;

          (c) the Corporation's moving you to be based more than 50 miles from the Corporation's offices at which you are principally employed immediately prior to the date of the change in control of the Corporation except for required travel on the Corporation's business to an extent substantially consistent with your business travel obligations immediately prior to such change in control of the Corporation;

          (d) the failure by the Corporation to pay to you any portion of your current compensation or compensation under any deferred compensation program of the Corporation within seven (7) days of the date such compensation is due:

          (e) the failure by the Corporation to continue in effect any compensation or benefit plan or perquisites in which you participate immediately prior to the change in control of the Corporation which is material to your total compensation, including but not limited to the Corporation's Corporate Executive Compensation Plan, Performance Stock Program, Stock and Incentive Plan, Stock Recognition Plan, Supplementary Retirement Plan, Financial Planning Program, Corporate Club Membership Plan, Honeywell Executive Automobile Plan or Personal Automobile Plan, any supplementary executive retirement plans of the Corporation you may be covered under, or any successor plans (collectively, the "Compensation Plans"), unless an equitable arrangement (embodied in an ongoing substitute or alternative plan) has been made with respect to such plan, or the failure by the Corporation to continue your participation therein (or in such substitute or alternative plan) on a basis not materially less favorable, both in terms of the amount of benefits provided and the level of your participation relative to other participants, than existed at the time of the change in control of the Corporation;

________________, 1994
Page 5

          (f) the failure by the Corporation to continue to provide you with benefits substantially similar to those enjoyed by you under any of the Corporation's life insurance, medical, dental, accident or disability plans in which you were participating at the time of the change in control of the Corporation, the taking of any action by the Corporation which would directly or indirectly materially reduce any of such benefits, or the failure by the Corporation to provide you with the number of paid vacation days to which you are entitled on the basis of your years of service with the Corporation in accordance with the Corporation's normal vacation policy in effect at the time of the change in control of the Corporation;

          (g) the failure of the Corporation to obtain a satisfactory agreement from any successor to assume and agree to perform this Agreement, as contemplated in Section 5 hereof; or

          (h) any purported termination of your employment that is not effected pursuant to a Notice of Termination satisfying the requirements of Subsection (v) hereof (and, if applicable, the requirements of Subsection
     (iii) hereof), which purported termination shall not be effective for purposes of this Agreement.

Your right to terminate your employment pursuant to this Subsection shall not be affected by your incapacity due to physical or mental illness. Your continued employment shall not constitute consent to, or a waiver of rights with respect to, any circumstance constituting Good Reason hereunder.

     (v) NOTICE OF TERMINATION. Any purported termination of your employment by the Corporation or by you shall be communicated by written Notice of Termination to the other party hereto in accordance with Section 6. "Notice of Termination" shall mean a notice that shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of your employment under the provision so indicated.

     (vi) DATE OF TERMINATION. "Date of Termination" shall mean (a) if your employment is terminated for Disability, thirty (30) days after Notice of Termination is given (provided that you shall not have returned to the full-time performance of your duties during such thirty (30)-day period); (b) if your employment is terminated pursuant to Subsection (iii) or (iv) hereof, the date specified in the Notice of Termination (which, in the case of a termination for Cause shall not be less than thirty (30) days from the date such Notice of Termination is given) and in the case of a termination for Good Reason shall not be less than fifteen (15) nor more than sixty (60) days from the date such Notice of Termination is given, (c) if your employment is terminated by you for any other reason (other than for Good Reason or for Disability) the date specified in the Notice of Termination shall not be less than thirty (30) days from the date such Notice of Termination is

________________, 1994
Page 6


given; and (d) if your employment is terminated by the Corporation for any other reason (other than for Cause or for Disability), the date specified in the Notice of Termination, which shall be the last day of a layoff period specified in paragraph (e) of Subsection 4(iv); provided, however, that if within fifteen
(15) days after any Notice of Termination is given, or, if later, prior to the Date of Termination (as determined without regard to this proviso), the party receiving such Notice of Termination notifies the other party that a dispute exists concerning the termination, then the Date of Termination (other than the Date of Termination where clause (d) of this Subsection (vi) is applicable) shall be the date on which the dispute is finally determined, either by mutual written agreement of the parties, by a binding arbitration award, or by a final judgment, order or decree of a court of competent jurisdiction (which is not appealable or with respect to which the time for appeal therefrom has expired and no appeal has been perfected); and provided, further, that the Date of Termination shall be extended by a notice of dispute only if such notice is given in good faith and the party giving such notice pursues the resolution of such dispute with reasonable diligence. Notwithstanding the pendency of any such dispute, the Corporation will continue to pay you your full compensation in effect when the notice giving rise to the dispute was given and continue you as a participant in all Compensation Plans, life insurance, medical, dental, accident or disability plans and any similar plans in which you were participating when the notice giving rise to the dispute was given, until the dispute is finally resolved in accordance with this Subsection. Amounts paid under this Subsection are in addition to all other amounts due under this Agreement, and shall not be offset against or reduce any other amounts due under this Agreement and shall not be reduced by any compensation earned by you as the result of employment by another employer.

     4. COMPENSATION DURING DISABILITY OR UPON TERMINATION. Following a change in control of the Corporation, you shall be entitled to the following during a period of Disability, upon termination of your employment, or upon the cessation of your active service during a layoff period, as the case may be, provided that such period, termination, or cessation of your active service occurs during the term of this Agreement:

     (i) During any period that you fail to perform your full-time duties with the Corporation as a result of incapacity due to physical or mental illness, you shall continue to receive your base salary at the rate in effect at the commencement of any such period, together with all compensation payable to you under the Corporation's disability plan or program or other similar plan during such period, until this Agreement is terminated pursuant to Subsection 3(ii) hereof. Thereafter, or in the event your employment shall be terminated by reason of your death, your benefits shall be determined under the Corporation's retirement, insurance and other Compensation Plans then in effect in accordance with the terms of such programs.

     (ii) If your employment shall be terminated by the Corporation for Cause or by you other than for Good Reason or Disability, the Corporation shall pay you your full base salary through the Date of Termination at the rate in effect at the time Notice of Termination is given, plus all other amounts or benefits to which you are entitled under any Compensation Plan of the

________________, 1994
Page 7

Corporation then in effect, and the Corporation shall have no further obligations to you under this Agreement.

     (iii) If your employment by the Corporation shall be terminated by you for Good Reason, then you shall be entitled to the following:

          (a) the Corporation shall pay to you your full base salary through the Date of Termination at the rate in effect at the time Notice of Termination is given, or in effect on the date immediately preceding the date of the change in control of the Corporation, whichever is higher, no later than the fifth day following the Date of Termination, plus all other amounts to which you are entitled under any Compensation Plan, at the time such payments are due;

          (b) in lieu of any further salary payments to you for periods subsequent to the Date of Termination, the Corporation shall pay as severance pay to you, at the time specified in Subsection (vi), a lump sum severance payment equal to two times the sum of your (1) annual salary as in effect as of your Date of Termination or in effect on the date immediately preceding the date of the change in control of the Corporation, whichever is higher, and (2) "on-plan" bonus under the Corporate Executive Compensation Plan or the average of the annual bonuses paid to you (without regard to any prorata adjustment thereof for any portion of a year) during the three year period immediately preceding the date of the change in control of the Corporation, whichever is higher;

          (c) your rights under the Compensation Plans shall be governed by the terms of those respective plans;

          (d) the Corporation shall pay to you all legal fees and expenses incurred by you as a result of such termination (including all such fees and expenses, if any, reasonably incurred in contesting or disputing by arbitration or otherwise, any such termination or in seeking to obtain or enforce any right or benefit provided by this Agreement or in connection with any tax audit or proceeding to the extent attributable to the application of section 4999 of the Internal Revenue Code of 1986, as amended (the "Code"), to any payment or benefit provided hereunder; and

          (e) for a two year period after such termination, the Corporation shall arrange to provide you with benefits substantially similar to those which you were receiving or entitled to receive under the Corporation's life, disability, accident and group health insurance plans or any similar plans in which you were participating immediately prior to the Date of Termination ("Welfare Plan Benefits") at a cost to you which is no greater than that cost to you in effect at the Date of Termination; provided, however, that to the extent any such coverage is prohibited by any judicial or legislative authority, the Corporation shall make alternative arrangements to provide you with Welfare Plan

________________, 1994
Page 8


     Benefits, including, but not limited to, providing you with a payment in an amount equal to your cost of purchasing the Welfare Plan Benefits.
     Benefits otherwise receivable by you pursuant to this paragraph (e) shall be reduced to the extent comparable benefits are actually received on your behalf during the two year period following your termination. You hereby agree to report to the Corporation any such comparable benefits actually received by you.

     (iv) If your employment by the Corporation shall be terminated by the Corporation other than for Cause or Disability, then you shall be entitled to the following:

          (a) the Corporation shall pay to you your full base salary through the date the Notice of Termination is given at the rate in effect at the time Notice of Termination is given or on the date immediately preceding the date of the change in control of the Corporation, whichever is higher, no later than the fifth day following the date of the Notice of Termination, plus all other amounts to which you are entitled under any Compensation Plan, at the time such payments are due;

          (b) in lieu of any further salary payments to you for periods subsequent to the date the Notice of Termination is given, the Corporation shall pay as severance pay to you, at the time specified in Subsection
     (vi), a lump sum severance payment equal to two times the sum of your (1) annual salary as in effect at the time Notice of Termination is given or on the date immediately preceding the date of the change in control of the Corporation, whichever is higher, and (2) "on-plan" bonus under the Corporate Executive Compensation Plan or the average of the annual bonuses paid to you (without regard to any prorata adjustment thereof for any portion of a year) during the three year period immediately preceding the date of the change in control of the Corporation, whichever is higher;

          (c) your rights under the Compensation Plans shall be governed by the terms of those respective plans which are applicable to a laid off employee;

          (d) the Corporation shall pay to you all legal fees and expenses incurred by you as a result of such cessation of active service and placement on layoff or termination (including all such fees and expenses, if any, incurred in contesting or disputing any such layoff or termination or in seeking to obtain or enforce any right or benefit provided by this Agreement or in connection with any tax audit or proceeding to the extent attributable to the application of Section 4999 of the Code, to any payment or benefit provided hereunder);

          (e) you shall be placed on layoff status without recall rights for all purposes in accordance with the Corporation's policies in effect immediately prior to the date of the change in control of the Corporation, receive continued accrual of credited service for

________________, 1994
Page 9


     benefits under the provisions of the Honeywell Retirement Benefit Plan in effect immediately prior to the change in control of the Corporation during such layoff period, and retention of your employment status for the greater of (1) two years from the date of the cessation of your active service if your years of credited service for benefits under such Plan are less than two years or (2) the number of your years of credited service for benefits under such Plan up to a maximum of five years; and

          (f) for a two year period after your cessation of active service, the Corporation shall arrange to provide you with benefits substantially similar to those which you were receiving or entitled to receive under the Corporation's life, disability, accident and group health insurance plans or any similar plans in which you were participating immediately prior to the date the Notice of Termination was given ("Welfare Plan Benefits") including but not limited to providing you with a payment in an amount equal to your cost of purchasing the Welfare Plan Benefits at a cost to you which is no greater than that cost to you in effect at the time the Notice of Termination is given; provided, however, that to the extent any such coverage is prohibited by any judicial or legislative authority, the Corporation shall make alternative arrangements to provide you with Welfare Plan Benefits, including but not limited to providing you with a payment in an amount equal to your cost of purchasing the Welfare Plan Benefits. Benefits otherwise receivable by you pursuant to this paragraph (f) shall be reduced to the extent comparable benefits are actually received by you during the two year period following your cessation of active service. You hereby agree to report to the Corporation any such comparable benefits actually received by you.

     (v) If any payments under this Agreement or any other payments or benefits received or to be received by you in connection with a change in control of the Corporation, your termination of employment, or your cessation of active service (whether pursuant to the terms of this Agreement or any other plan, arrangement or agreement with the Corporation, or any person affiliated with the Corporation) (the "Severance Payments"), will be subject to the tax (the "Excise Tax") imposed by section 4999 of the Code (or any similar tax that may hereafter be imposed), the Corporation shall pay at the time specified below, an additional amount (the "Gross-Up Payment") such that the net amount retained by you, after deduction of any Excise Tax on the Severance Payments and any federal, state and local income tax and Excise Tax upon the payment provided for by this Subsection 4(v), shall be equal to the Severance Payments. For purposes of determining whether any of the Severance Payments will be subject to the Excise Tax and the amount of such Excise Tax, (a) all Severance Payments shall be treated as "parachute payments" within the meaning of section 280G(b)(2) of the Code, and all "excess parachute payments" within the meaning of section 280G(b)(1) shall be treated as subject to the Excise Tax, unless in the opinion of tax counsel selected by the Corporation's independent auditors and acceptable to you such Severance Payments (in whole or in part) do not constitute parachute payments, or such excess parachute payments (in whole or in part) represent reasonable compensation for services actually rendered within the meaning of section 280G(b)(4) of the Code in excess of the base

________________, 1994
Page 10


amount within the meaning of section 280G(b)(3) of the Code, or are otherwise not subject to the Excise Tax, (b) the amount of the Severance Payments which shall be treated as subject to the Excise Tax shall be equal to the lesser of
(1) the total amount of the Severance Payments or (2) the amount of excess parachute payments within the meaning of section 280G(b)(1) (after applying clause (a), above), and (c) the value of any non-cash benefits or any deferred payment or benefit shall be determined by the Corporation's independent auditors in accordance with the principles of section 280G(d)(3) and (4) of the Code.
For purposes of determining the amount of the Gross-Up Payment, you shall be deemed to pay federal income taxes at your highest marginal rate of federal income taxation in the calendar year in which the Gross-Up Payment is to be made and state and local income taxes at your highest marginal rate of taxation in the state and locality of your residence on the Date of Termination (or earlier cessation of your active service), net of the maximum reduction in federal income taxes which could be obtained from deduction of such state and local taxes. In the event that the Excise Tax is subsequently determined to be less than the amount taken into account hereunder at the time of termination of your employment (or earlier cessation of your active service), you shall repay to the Corporation at the time that the amount of such reduction in Excise Tax is finally determined the portion of the Gross-Up Payment attributable to such reduction (plus the portion of the Gross-Up Payment attributable to the Excise Tax and federal and state and local income tax imposed on the Gross-Up Payment being repaid by you if such repayment results in a reduction in Excise Tax and/or a federal and state and local income tax deduction) plus interest on the amount of such repayment from the date the Gross-Up Payment was initially made to the date of repayment at the rate provided in section 1274(b)(2)(B) of the Code (the "Applicable Rate"). In the event that the Excise Tax is determined to exceed the amount taken into account hereunder at the time of the termination of your employment or earlier cessation of your active service (including by reason of any payment the existence or amount of which cannot be determined at the time of the Gross-Up Payment), the Corporation shall make an additional Gross-Up Payment in respect of such excess (plus any interest payable with respect to such excess) at the time that the amount of such excess is finally determined. Any payment to be made to you under this paragraph shall be payable within five
(5) days of your Date of Termination (or within five (5) days of your earlier cessation of active service).

     (vi) The payments provided for in Subsection (iii)(b) and Subsection
(iv)(b), shall be made not later than the fifth day following the Date of Termination or the date of your cessation of active service, whichever is earlier; provided, however, that if the amounts of such payments cannot be finally determined on or before such day, the Corporation shall pay to you on such day an estimate, as determined in good faith by the Corporation, of the minimum amount of such payments and shall pay the remainder of such payments (together with interest from the date that the estimated payments were made to the date the remainder of such payments is made at the Applicable Rate) as soon as the amount thereof can be determined but in no event later than the thirtieth day after the Date of Termination or date of cessation of your active service, whichever may be earlier. In the event that the amount of the estimated payments exceeds the amount subsequently determined to have been due, such excess shall constitute a loan by the Corporation

________________, 1994
Page 11


to you, payable on the fifth day after demand by the Corporation (together with interest from the date that the estimated payments were made to the date of repayment at the Applicable Rate).

     (vii) Except as required in Subsection (iii)(e) and Subsection (iv)(f) hereof, you shall not be required to mitigate the amount of any payment provided for in this Section 4 by seeking other employment or otherwise, nor shall the amount of any payment or benefit provided for in this Section 4 be reduced by any compensation earned by you as the result of employment by another employer, by retirement benefits, by offset against any amount claimed to be owed by you to the Corporation, or otherwise; provided, however, that if during the two year period subsequent to your Date of Termination or earlier cessation of your active service, you directly compete with the Corporation by making use of trade secrets or other proprietary knowledge you obtained while employed by the Corporation in violation of the commitment to protect such proprietary or trade secret information set forth in the "Honeywell Employment Agreement" attached to your "Application for Employment" with the Corporation, all income earned as a result of such use of information shall be remitted to the Corporation to the extent payments were made to you under this Section 4.

     5. SUCCESSORS; BINDING AGREEMENT. (i) The Corporation will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Corporation to (A) expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Corporation would be required to perform it if no such succession had taken place and (B) agree to notify you of the assumption of the Agreement within 10 days of such assumption. Failure of the Corporation to obtain any such assumption and agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle you to compensation from the Corporation in the same amount and on the same terms to which you would be entitled hereunder if you terminate your employment for Good Reason following a change in control of the Corporation, except that for purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed the Date of Termination. As used in this Agreement, "Corporation" shall mean the Corporation and any successor to its business and/or assets as aforesaid which assumes and agrees to perform this Agreement by operation of law, or otherwise.

     (ii) This Agreement shall inure to the benefit of and be enforceable by you and your personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If you should die while any amount would still be payable to you hereunder had you continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to your devisee, legatee or other designee or, if there is no such designee, to your estate.

     6. NOTICE. For the purpose of this Agreement, notices and all other communications provided for in this Agreement shall be in writing and , addressed to your address set forth on the first page of this Agreement, provided that all notices to the Corporation shall be directed to the

________________, 1994
Page 12


attention of the Board of Directors, Honeywell Inc., Honeywell Plaza, Minneapolis, Minnesota, 55408, with a copy to the Secretary of the Corporation, or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only upon receipt. All such notices shall be sent (i) by certified or registered mail and shall be deemed received three (3) business days after the date of mailing; (ii) by Federal Express or similar overnight courier and shall be deemed received one (1) business day after delivery to Federal Express or similar overnight courier; or (iii) by personal service and shall be deemed received on the same day as service.

     7. MISCELLANEOUS. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing and signed by you and such officer of the Corporation as may be authorized by the Board. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar of dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not expressly set forth in this Agreement. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Minnesota without regard to its conflicts of law principles. All references to sections of the Code shall be deemed also to refer to any successor provisions to such sections. Any payments provided for hereunder shall be paid net of any applicable withholding required under federal, state or local law, except for any withholding that may be required under Section 4999 of the Code. The obligations of the Corporation under this Agreement shall survive the expiration of the term of this Agreement.

     8. VALIDITY. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

     9. COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

     10. ARBITRATION. Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by binding arbitration, conducted before a panel of three arbitrators in the city of Minneapolis or, at your option, in the city where you are principally employed immediately prior to the date of a change in control of the Corporation, in accordance with the rules of the American Arbitration Association then in effect; provided, however, that you shall be entitled to seek specific performance of your rights under Subsection 3(vi) during the pendency of any dispute or controversy arising under or in connection with this Agreement. Judgment may be entered on the arbitrator's award in any court having jurisdiction.

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Page 13


     11. PRIOR AGREEMENT. This Agreement supersedes the Prior Agreement, which is hereby terminated and canceled. Any other prior agreements, arrangements or understandings between you and the Corporation (other than the Prior Agreement) remain binding and in full force and effect consistent with the terms and conditions thereof and shall not be affected by this Agreement.

     If this letter sets forth our agreement on the subject matter hereof, kindly sign and return this original letter to the Corporation which will then constitute our agreement on this subject. The enclosed copy is for your personal records.

Sincerely,

Honeywell Inc.
_____________________________


By:__________________________
     Michael R. Bonsignore
     Chairman and
     Chief Executive Officer

Agreed to as of this ____
day of __________, 1994

_____________________________